Corporate Presentation (NASDAQ: DCTH) September 6, 2023 1 Exhibit 99.1

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. This presentation contains forward-looking statements, which are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.Factors that may cause such differences include, but are not limited to, uncertainties relating to: the Company’s ability to successfully commercialize the HEPZATO KIT; the Company's successful management of the HEPZATO KIT supply chain, including securing adequate supply of critical components necessary to manufacture and assemble the HEPZATO KIT; successful FDA inspections of the facilities of Delcath and third-party suppliers/manufacturers; the Company's successful implementation and management of the HEPZATO KIT Risk Evaluation and Mitigation Strategy; the potential of the HEPZATO KIT as a treatment for patients with primary and metastatic disease in the liver; our ability to obtain reimbursement for commercialized product; the Company’s ability to successfully enter into any necessary purchase and sale agreements with users of the HEPZATO KIT; the timing and results of the Company’s clinical trials, our determination whether to continue a clinical trial program or to focus on other alternative indications, and the impact of the COVID-19 pandemic or other pandemics on the completion of our clinical trials; the impact of the presentations at major medical conferences and future clinical results consistent with the data presented; uncertainties relating to the timing and results of research and development projects; and uncertainties regarding the Company’s ability to obtain financial and other resources for any research, development, clinical trials and commercialization activities. These factors, and others, are discussed from time to time in our filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update or revise these forward-looking statements to reflect events or circumstances after the date they are made. Forward-looking Statements

Executive Summary

Delcath aims to be the leader in targeted, safe and highly-effective minimally-invasive treatments for patients with cancers of the liver.

UNMET NEED LIVER CANCER

Incidence US/EU
- >200K primary and metastatic liver tumors per year[1-14]

Current local/regional treatments
- Cannot treat the whole liver
- Targeted to visible and accessible tumors
- Limited in their ability to retreat

HEPATIC DELIVERY SYSTEM (HDS)

HDS + Melphalan enables the Percutaneous Hepatic Perfusion (PHP) Procedure
- Delivers high dose chemotherapy to the entire liver
- Limits systemic exposure
- Minimally invasive, repeatable and well-tolerated

US: HEPZATO KIT (Melphalan/HDS)
EU: CHEMOSAT (HDS)

COMPANY & CLINICAL PROGRAM

FDA Approved 8/14/23
- Metastatic Ocular Melanoma (mUM)
- Liver failure #1 cause of death in mUM
- Response rates >36%
- 1 Year OS** = 80%

Real World Evidence
- **>1k** commercial treatments in EU
- Multiple single center publications

Launch Expected Q4 '23

LARGE MARKET OPPORTUNITY

Near-term (mUM)*
- Ultra orphan pricing dynamic
- >$600M TAM in US/EU

Longer Term (CRC, ICC, Pancreatic, etc.)
- >>$1B TAM
- Investigator interest in more than 10 other indications

** mUM – metastatic Uveal Melanoma, also known as metastatic Ocular Melanoma*

***Exploratory endpoint in FOCUS trial*

Delcath

3

Limitations of Current Liver-Directed Therapies Majority of Treatment Beads obstruct blood flow to tumor and elute chemo 50-60k treatments per year in US (and growing) Radioactive beads delivered into the tumor 10-15k treatments per year in US (and growing) Trans Arterial Chemo Embolization (TACE)1 Y902 Effective, but tumors recur & retreatment limited due to damaged vasculature Diffuse disease: cannot be treated with a tumor-by-tumor modality Many tumors are not imageable – micro-metastases are common

HEPZATO KIT™: Enables Percutaneous Hepatic Perfusion (PHP)   Repeatable, safe & effective liver-focused disease control ISOLATION Hepatic venous flow is isolated, enabling 12x increased dose SATURATION Melphalan (chemo) treats micro and macro lesions simultaneously FILTRATION Proprietary filters remove greater than 85% of chemo from the body33 Blood Return Catheter Chemo Filtration Veno-veno Bypass Pump Chemo Isolation (Balloon) Catheter Chemo Delivery Catheter Liver

Liver-Dominant Cancers

High incidence with poor prognosis

Up to

80%

Many patients with liver metastases are not amenable to surgical resection largely due to extensive tumor burden[17]



US Incidence of Liver Dominant Cancers*
(partial set shown)
DELCATH OPPORTUNITY+
50,000
40,000
30,000
20,000
10,000
0
mOM
ICC
mBC
mNET
mPC
mCRC
HCC

Liver: Common Site of Metastases

Limited Effective Systemic Treatments

- Systemic therapies - low efficacy
- Immuno-oncology agents - become less effective in the presence of metastases

Limited Overall Survival – Unresectable Liver Cancer

- Often the life-limiting organ

Delcath

*Metastatic Ocular Melanoma (mUM)[3,4], Cholangiocarcinoma (ICC)[5,6], Liver-dominant Breast Cancer (mBC)[9-12], Metastatic Neuroendocrine Tumors (mNET)[8,9] Metastatic Pancreatic Cancer (mPC)[9,15], Metastatic Colorectal Cancer (mCRC)[13,14], Hepatocellular carcinoma (HCC)[17]

6

Low Risk Commercial Opportunity FDA Approved 8/14/23 Commercial launch 4Q ’23 Commercial team led by TheraSphere (BSX) veterans Focused commercial effort: 20 US treatment centers @ 2 patients/week = ~70% TAM Favorable US Commercial Economics Favorable US reimbursement environment for ultra orphan outpatient MD administered drugs KIMMTRAK® (tebentafusp-tebn)  (approved 1Q ‘22 for ~45% of mUM population ) priced at an average of $790K per patient, reported $41.7M in 2Q ‘23  mUM: Beachhead Market Opportunity High Unmet Need, Favorable Reimbursement Environment Unmet Need >5,000 cases of primary ocular melanoma per year in the US/EU 18 ~50% metastasize to the liver 4,19 US TAM ~800 patients, Europe ~1,200 patients Median survival up to 12 months.20 55% of patients have no approved treatment option, most patients treated with multiple lines of therapy High Barrier to Entry Orphan indication status allows for extended exclusivity HEPZATO is a combination drug device regulated by CDER –  no traditional ANDA pathway IP around HEPZATO limits any 505(b)(2) follow-on

Patient Journey (Pre- Metastatic)


~2,000 patients
Initial diagnosis & treatment
• Enucleation
• Radiation
• Photodynamic therapy
Screening frequency dependent on risk level
• Higher risk patients (50%) are screened at a high frequency
• Lower risk patients (50%) are screened at a lower frequency
~1,000 patients
Initial screening
Ophthalmology
Optometrists
Eye specialist
Caregiver
Patient
Ophthalmologist/ Ocular oncologist
Milestone: Surveillance decision made
Medical Oncologist
Surveillance at Academic Center
Ophthalmologist/ Ocular oncologist
Surveillance by Ophthalmologist/ Ocular Oncologist
Medical Oncologist
Surveillance at Nonacademic Center
Milestone: Metastases detected
Gene expression profiling may occur here
~ 3-5 YEARS

Delcath

8

Patient Journey (Post Metastatic)


HEPZATO TAM: ~800 patients
Most patients receive both systemic and liver-directed therapies
~1000 patients
Milestone: Metastases detected
Treatment Decision
Surgical resection
Surgical oncologist
Liver-directed therapy
Interventional radiologist
Systemic therapy
Medical oncologist

Delcath

9

Liver metastases: a significant clinical problem in mUM Half of all patients with UM develop systemic metastases 21,22 The liver is involved in 90% of cases of metastatic disease 21,22 In 50% of mUM patients, the liver is the only site of metastasis 21,22 Most patients with mUM die from liver failure 22 1-year OS rate of patients with metastatic disease in the liver is 13%; mOS with median survival ranging from 4 to 15 months 24,25 mUM patients have micrometastases with or without the presence of radiologically visible metastases 23 Liver directed treatment, such as Isolated Hepatic Infusion* (IHP), achieves better efficacy (ORR, PFS, PFS) compared to systemic therapy 26 IHP is an invasive surgical technique for delivering high doses of chemotherapy to the liver; procedure related mortality and morbidity prevented common usage. PHP is a minimally invasive, safer procedure which accomplishes the same goals as IHP and can be performed up to 6 times.

Diffuse/Miliary Metastatic Pattern in mUM Solitary liver lesions are often treated with surgery or ablation Radiographically metastatic Uveal Melanoma can initially present only as focal lesions As is often the case, the true nature of the disease may only be seen upon visual confirmation Traditional liver directed therapy mechanism of action is not ideal if a whole liver treatment is needed Whole organ therapy delivers medication to a specific organ or tissue through its blood supply, then filters out the medication to minimize systemic exposure Actual patient sent for a liver resection based upon radiographic diagnosis* * Data on File Diffuse disease is difficult to treat with current options

Estimated 80%+ of mUM Patients Are Eligible Indicated Patient Population includes Treatment naïve and previously treated patients No HLA genotype restrictions

Box Warnings Managed By REMS Risk Evaluation and Mitigation Strategy Program = Training & Monitoring European experience has shown that the procedure can be safely conducted by Interventional Radiology team after appropriate training REMS program goals are to standardize training, ensure consistent treatment methodology and monitor outcomes Myelosuppression is a black box warning for generic melphalan, the management of which is standard practice for oncologists

Registration Clinical Trial for Patients with mUM Multinational, multicenter, single-arm trial Efficacy Endpoints:  Primary: Objective Response Rate (ORR) compared to meta-analysis of IO therapy Secondary: Duration of Response (DOR), Disease Control Rate (DCR), Overall Survival (OS), Progression Free Survival (PFS)  102 patients enrolled, 91 completed treatments at 23 centers in the US and EU HEPZATO Tx every 6-8 weeks up to a maximum of 6 cycles FOCUS Trial

FOCUS Trial Single Arm Trial Efficacy Data in PI Efficacy Endpoint N (%) ORR, n (%) 33 (36.3) [95% CI] [26.44, 47.01] Median DOR, months 14 [95% CI] [8.31-17.74] DCR, n (%) 67 (73.6) [95% CI] [63.35, 82.31] 91 treated patients Trial powered to show an ORR advantage over a meta-analysis of Best Alternative Care (checkpoint inhibitors, chemotherapy, other liver directed therapy)  Lower bound of FOCUS ORR (26.4) is significantly higher than the upper bound of the meta-analysis (8.3%) Prescribing Information includes ORR, DOR and response categories Full analysis with final data cut pending publication – manuscript in process

HEPZATO Response Predicts Survival † Kaplan-Meier estimates. ‡ Log-Rank test. Analysis Supports that ORR is Clinically Meaningful Exploratory Analyses* CR (N=7) PR (N=26) SD (N=34) PD/ND (N=24) Status of OS, N (%) Events 1 (14.3) 17 (65.4) 29 (85.3) 20 (83.3) Censored 6 (85.7) 9 (34.6) 5 (14.7) 4 (16.7) Median OS (Months) † NC 28.16 19.25 11.99 95% CI [26.71, NC] [23.46, 34.46] [15.90, 23.00] [8.18, 14.03] p-value‡ <0.0001 CR=complete response, PR=partial response, SD=stable disease, PD=progressive disease, ND=not done, BOR=best overall response Note: NC = Not calculable, due to the number of events within the stratum (n=1) Kaplan Meier Curves in Treated Populations* * 02-Dec-2022 data cut, patients followed through May, 2023

OS and PFS Trend Favorable Relative to Historical Results Pre-Specified Exploratory Analyses* * 02-Dec-2022 data cut, patients followed through May, 2023 Secondary Endpoint N (%) Median OS, months 20.53 [95% CI] [16.79, 25.26] 1 Year OS, K-M Probability Point Estimate 0.80 [95% CI] [0.70, 0.87] Median PFS, Months 9.03 [95% CI] [6.34, 11.56]

Published mUM Prospective and Retrospective Studies* Clinical Study/Publication Study Type Treatment N Median OS (months) 1 year OS Median PFS (months) FOCUS Single-Arm Hepzato 91AL 20.53 80% 9.03 Khoja et al 201933 Meta-Analysis systemic and liver-directed therapies 912 10.2 NA 3.3 Rantala et al 201934 Meta-Analysis systemic and liver-directed therapies 2,494 12.84 NA NA Piulats et al 202135 Single-Arm ipi plus nivo 52TN 12.7 NA 3.0 Heppt et al 201936 Single-Arm ipi plus (pembro or nivo) 64AL 16.1 NA 3.0 Nathan et al 202137 Randomized tebentafusp 252TN 21.7 73% 3.3 control 126TN 16 59% 2.9 TN = Treatment Naïve, AL = Any Line *Studies from 2019 or later with >50 patients Ipi = ipilimUMab, nivo = nivolumab, pembro = pemUMab

Adverse Events Primarily Hematological   All Adverse Reactions N=95   All Grades (%) Grades 3 or 4 (%) Hypotension 13 3 Dyspnea 23 2 Abdominal Pain 39 1 Diarrhea 17 1 Musculoskeletal Pain 46 1 Hemorrhage 15 1 Nausea 57 0 Vomiting 35 0 Fatigue 65 0 Pyrexia 16 0 Groin Pain 11 0 Cough 15 0 Headache 19 0 Lethargy 12 0 Dizziness 11 0 Contusion 17 0 Decreased appetite 16 0 Most hematological side effects result from melphalan Side effect profile similar to other cytotoxics commonly Used By Oncologists

Patients Referred to Multidisciplinary Treatment Teams Oncologists Are Generally the Decision Makers HEPZATO Treating Center Referring Centers Medical Oncologist Medical Oncologist Medical Oncologist Medical Oncologist Anesthesiologist Perfusionist Interventional Radiologist Trained Treating Team

Training Key to Expanding Number of Treating Sites and Capacity Multidisciplinary Teams to Be Expanded To Increase Both Training Capacity and Patient Flow Today Moffit UT Memphis Duke Expand Treatment Teams Increase # HCP Trainers & Treatment Capacity Increase # Sites Expanded Treatment Capacity

Plan To Launch at 10 Treating Sites Leveraging EAP and Longitudinal Data to Build Referral Networks Planned Initial Hepzato Treatment Sites Active EAP sites EAP – Currently 3 Sites Provide immediate access to patients First Commercial Sites Train new medical teams to use Hepzato after launch Leverage Longitudinal Data Partnered with data provider to access patient level longitudinal data with 3-week refresh Accurately map and quantify surveillance, referral and treatment patterns at the patient and MD level

Treating Centers – Current Targets for Launch Institution City Status Moffitt Cancer Center Tampa, Florida EAP - Open and Enrolling Duke University Durham, North Carolina EAP - Open and Enrolling University of Tennessee Memphis, Tennessee EAP - Open and Enrolling Stanford University Stanford, California EAP - Plans to join Ohio State University Columbus, Ohio EAP - Plans to join Mayo Clinic Hospital Jacksonville, Florida EAP - Plans to join HonorHealth Scottsdale, Arizona Confirmed interest in being a treating center Thomas Jefferson University Philadelphia, Pennsylvania Confirmed interest in being a treating center University of Miami Miami, Florida Confirmed interest in being a treating center

Specialized, Targeted Sales Team Two Complementary Teams of Representatives HEPZATO Treating Center Referring Centers Medical Oncologist Medical Oncologist Medical Oncologist Medical Oncologist Trained Treating Team Hospital Representative Responsibilities Manage Treating Centers Including VAC/Formulary Support Treating Teams Facilitate REMS Compliance Generate Intra-Center Referrals Prospect and Open New Centers with Oncology Representative Oncology Representative Responsibilities Generate Inter-Center Referrals Support Hospital Rep / Generate Intra-Center Referrals Prospect and Open New Centers with Hospital Representative Anesthesiologist Perfusionist Interventional Radiologist

Reimbursement HEPZATO will be billed as a drug with a J-Code Medicare Patients Initially a C-Code Majority of patients will be outpatient (2 midnight rule) with the drug directly covered by Medicare Private Payer Patients Private Payers for rare disease generally follow Medicare guidelines and we expect these patients to be treated as outpatients Prior-Authorization of patients might be needed, we are planning to contract out a hub service Centers of Excellence (Prospective Payment System (PPS) exempt and NCI designated Cancer Centers) have the leverage to negotiate favorable rates and reimbursement terms (our target sites are all either PPS exempt or NCI Cancer Centers)

PHP Is ALREADY Part of Current NCCN Guidelines for mUM Regional Isolation Perfusion Methods include isolated hepatic infusion (IHP), percutaneous hepatic perfusion (PHP), HAI, and embolization techniques. PHP is a simpler, less invasive alternative to IHP that can be repeated. It uses a double-balloon catheter inserted into the inferior vena cava to isolate hepatic venous blood that is then filtered extracorporeally.

Components of Hospital Reimbursement Assuming Outpatient Pass Through Status with C Code Drug ASP+6% (CMS) Likely similar for commercial payers “Physician” payment Actually goes to hospital but still matters to MD Highly variable based on coding – we do not “map” to any existing code Using existing codes is advised and should provide the hospital adequate payment Healthcare Facility Fee Highly variable based on coding – we do not “map” to any existing code Using existing codes is advised and should provide the hospital adequate payment CPT Code mapping complete – while important, it will not have a meaningful impact on drug pricing decision

HEPZATO Pricing Consistent with Other Approved Therapy At First Assessment (first time to discontinue treatment because of progression) Drug Dose Cost* Treatments # Total cost Kimmtrak $19,289 24 $462,936 Hepzato $182,500 2 $365,000 Mean Hepzato treatment vs. mean treatment duration of Kimmtrak (per pivotal trials) Drug Dose Cost Mean Treatments # Total cost Kimmtrak $19,289 41 $790,849 Hepzato $182,500 4.1 $748,250 *Dose Cost ASP calculated using 7/2023 CMS payment allowance limit Maximum Hepzato treatment vs. Annual treatment duration of Kimmtrak Drug Dose Cost Max / Annual Treatments # Total cost Kimmtrak $19,289 52 $1,003,028 Hepzato $182,500 6 $1,095,000

Rapid Uptake for FDA Approved Treatment in mUM Demonstrated demand for FDA approved treatments for mUM KIMMTRAK - $41.7 million in Q2 2023 US sales ($167M annualized revenue) Only 45% of mUM patients are eligible for treatment with KIMMTRAK (unique MOA) KIMMTRAK captured an estimated 40% share of eligible patients within12 months HEPZATO KIT approved August 14, 2023 to treat patients with liver dominant mUM mUM patients with liver involvement of <50% are eligible for treatment with HEPZATO HEPZATO would require <20% of eligible patients to achieve similar 4 quarter growth* HEPZATO has no HLA genotype restrictions and will be the only FDA approved drug for 55% of all mUM patients, as well as for KIMMTRAK failure patients HEPZATO KIT is well positioned to capture a similar share of its TAM HEPZATO is more of a complement than a competitor to KIMMTRAK for patients eligible for KIMMTRAK HEPZATO EAP patients have included: 1st line stand alone treatment, 1st line treatment for those intending to receive KIMMTRAK, as 2nd line treatment, and as a 3rd line palliative treatment NCCN Guidelines currently state  “regional isolation perfusion of the liver” as a recommended treatment “If disease is confined to the liver, regional therapies…should be considered.  Since tebentafusp-tebn response rates are low, symptomatic patients may be better palliated by liver-directed treatment first….”  NCCN Guidelines Melanoma Uveal V1.2023 *Assuming a $150,000 per kit cost and 4 kits per patient

Clinical Rationale for Broad Development Effort PHP treats the entire liver and is not dependent on tumor location or number of lesions Liver mets are often life limiting and reduce I/O efficacy Converting unresectable liver metastases into resectable Promising ORR, DCR and PFS signals seen across multiple tumor types with CHEMOSAT in Europe and in earlier studies with IHP HEPZATO is the only liver directed treatment which can repeatedly treat the whole liver Early data supports that combination with I/O agents is safe and effective Potential for significant improvement in survival

Strong Correlation of IHP and PHP Efficacy in mUM Patients IHP, or Intrahepatic Perfusion, is an invasive surgical technique for delivering high doses of chemotherapy to the liver; procedure related mortality and morbidity prevented common usage. PHP is a minimally invasive, safer procedure which accomplishes the same goals as IHP and can be performed up to 6 times. Meta-analysis of 8 mUM clinical studies 27 Endpoint IHP (%) PHP (%) mOS 17.1 17.3 mPFS 7.2 9.6 hPFS 10 9.5 Complications 39.1 23.8 Mortality 5.5 1.8 IHP in mCRC Van Iersel 28 ORR 50% mPFS 7.4 months mOS 24.8 months Magge 29 ORR 82% 1-year OS rate 91% 2-year OS rate 72% Rothbart 30 ORR 59% mTTP 7.7 months mOS 28.8 months Bartlett 31 ORR 76% DOR 8.5 months mOS 16 months IHP activity in CRC and NET IHP in mNET Grover32 ORR 50% DOR 15 months mhPFS 7 months mOS 48 months

Chemosat Has Been Used Across Multiple Tumor Types

- CE Marked - available in ~23 centers in 4 countries
- Delcath resumed direct sales on 3/1/22
- ~1,400 commercial Chemosat kits shipped to the EU

- Strong interest to fuel additional indications driven by HCP's
- Results from over 20 retrospective and prospective trials published by independent investigators

- NICE (UK) upgraded status from "Research" to "Special Status"
- German reimbursement based on annual hospital special request ("ZE" process)
- Broader usage pending FOCUS trial publication to support reimbursement

CHEMOSAT Used In 13 Tumor Types

~70%: Metastatic Ocular Melanoma (mUM)

Other Types Treated:

- Intrahepatic Cholangiocarcinoma (ICC)
- Hepatocellular Carcinoma (HCC)
- Metastatic Colorectal Cancer (mCRC)
- Metastatic Breast (mBreast)
- Pancreatic
- Metastatic Neuroendocrine Tumors (mNET)
- Metastatic Cutaneous Melanoma (mCM)

Delcath

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Rationale for Combining HEPZATO with IO Therapy Liver Metastases Suppress IO Therapy Efficacy

CHOPIN: Phase mUM 1b/2 randomized study of PHP vs PHP+IO

Inclusion → Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg → melphalan liver chemo-saturation → Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg → Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg → melphalan liver chemo-saturation → Ipilimumab + nivolumab c1: 1+1mg/kg c2: 1+3mg/kg

% change of target lesions from baseline by response category


% Change from baseline
40
20
0
-20
-40
-60
-80
-100
0
5
10
15
20
25
30
Study duration (months)
CR
PR
SD

* PD due to >20% increase in sum of diameter of target lesions compared to nadir
** PD due to new intrahepatic lesions
*** PD due to new extrahepatic lesion and one growing non-target intrahepatic lesion
° Patient with incomplete study treatment

- N=7 in Phase 1b portion of the trial[38]
- RP2D: IPI 1mg/kg and NIVO 3mg/kg. Well tolerated, no DLTs or deaths.
- 1CR, 6 PR and 1 PD (85.7% ORR, 100% DCR) – meta-analysis of prior IO trials has shown ORR<<10%
- As of 11/15/22 the median follow-up was 29.1 months, **the median PFS was 29.1 months,** and the **median duration of response was 27.1 months.** All patients are still alive.
- 3 of 4 patients who subsequently experienced PD continued with treatment in the form of repeated Melphalan Chemosat treatments
- Ongoing randomized Phase 2 (control is Chemosat) has recruited 50% of N=76 patients and will provide an interim analysis at N=40 patients

Delcath

34

Market Expansion: Significant Investigator Interest



Liver Dominant Patients By Cancer Type*
Combination Therapy – IO Agents
U.S. Incidence
50,000
40,000
30,000
20,000
10,000
0
FOCUS Trial
Extensive EU Experience[39]
Phase 2 Data
~10 EU Cases[40]
Limited, but High Unmet Need
IHP Efficacy Well Documented[41]
Limited, but High Unmet Need
mOM
ICC
mBC
mNET
mPC
mCRC
HCC
U.S. Incidence

US TAM

>$1B

Per Year

Delcath

*Metastatic Ocular Melanoma (mUM)[3,4], Cholangiocarcinoma (ICC)[5,6], Liver-dominant Breast Cancer (mBC)[9-12], Metastatic Neuroendocrine Tumors (mNET)[8,9] Metastatic Pancreatic Cancer (mPC)[9,15], Metastatic Colorectal Cancer (mCRC)[13,14], Hepatocellular carcinoma (HCC)[17]

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Multi-Disciplinary, Experienced Leadership Team BOARD OF DIRECTORS John R. Sylvester Chairman Dr. Roger G. Stoll, Ph.D. Director Elizabeth Czerepak Director Steven Salamon Director Dr. Gil Aharon, Ph.D. Director Gerard Michel CEO GERARD MICHEL Chief Executive Officer 30+ yrs. pharma/medtech experience C-suite roles at Vericel Corp, Biodel, & NPS M.S. Microbiology, B.S. Biology & Geology from the Univ. of Rochester School of Medicine M.B.A. Simon School of Business & Leadership JOHN PURPURA Chief Operating Officer Past VP and Exec Director roles of Reg. Affairs for Bracco Diagnostics Held senior roles Sanofi-Aventis, Bolar Pharma, Luitpold Pharma & Eon Labs M.S. Mgmnt. & Policy and B.S. Chemistry and Biology at the State University of NY at Stony Brook Vojislav Vukovic, MD PhD Chief Medical Officer Oncology dev. exec, global clinical expertise Former CMO at Aileron, Taiho, Synta MD, Univ. of Sarajevo | MSc, PhD, Univ. of Toronto Published, AACR, ASCO, ASH, ESMO member KEVIN MUIR General Manager, Interventional Oncology 20+ yrs. of medtech/bioTx sales & marketing experience. Held senior leadership roles at BTG, ClearFlow, Aragon Surgical, Kensey Nash Corporation, and Kyphon. Field Artillery officer in the U.S. Army B.S. in Management Systems Engineering at the U.S. Military Academy at West Point SANDRA PENNELL SVP, Finance 20+ years' biotech financial oversight experience Manages global financial affairs, U.S. GAAP compliance Led finance at Invivyd, VP at Vericel Corp MSc, Accountancy, Univ. of Illinois

Capital Structure and Share Information

Share Listing - Current	*DCTH (NASDAQ)*
Shares Outstanding [a]	20.3M
Cash and Cash Equivalents [b]	$14.6M
Cash from 3Q Warrant Exercises[c]	$35.0M
Warrants Outstanding [d]	15.56M
Stock Options Granted	2.9M
2023 Q2 Cash Burn [e]	$9.6M
Debt [f]	$9.8M
52 week Low – High [g]	$2.34 - $7.99
30d Average Daily Volume [h]	2,207,716

a. As of June 30, 2023; includes 15.3M of Common plus 1.1M Preferred E & E-1, 2.9M of Preferred F-2 & 1.0M Pre-funded Warrants as converted

b. As of June 30, 2023; (10-Q filing on August 9, 2023)

c. 7.78M Tranche A warrants exercised 21 days after receipt of FDA approval for HEPZATO;

d. As of June 30, 2023; 3.6M warrants at a $10 exercise price, 7.78M Tranche A warrants for an aggregate exercise price $35 million exercisable until the earlier of 3/31/2026 or 21 days receipt of FDA approval for HEPZATO (now all exercised); and 4.17M Tranche B warrants for an aggregate exercise price $25 million exercisable until the earlier of 3/31/2026 or 21 days following recording at least $10 million in quarterly U.S. revenue.

e. Q2 Net cash used in operating activities (increase from Q1 2023 due to pay down of accrued liabilities)

f. Includes $5.0M of notes convertible at $11.98 per common share equivalent,

g. Used NASDAQ closing price information starting on September 4, 2022 – September 5, 2023

h. 30-day average calculated between on August 5, 2023 – September 5, 2023

Delcath

37

Delcath: Investment Summary

- 4Q launch in mUM
- KIMMTRAK proving out significant commercial opportunity (~$167M run rate) with 45% of the HEPZATO TAM
- High penetration likely due to NCCN guidelines including PHP and equivalent OS as KIMMTRAK in more advance patient population
- Management team experienced in commercializing high value, specialty products
- Multiple 2023/2024 catalysts (Launch, CHOPIN data, Revenue Build)
- Potential high value follow-on indications and strategic interest creates significant upside

Delcath

38

THANK YOU

References

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2. Lane AM, Kim IK, Gragoudas ES. Survival Rates in Patients After Treatment for Metastasis From Uveal Melanoma. JAMA Ophthalmol. 2018 Sep 1;136(9):981- 986.
3. Cancer.net Editorial Board (2020) Eye Cancer - Statistics. In: Cancer.Net. https://www.cancer.net/cancer-types/eye-cancer/statistics. Accessed 22 Jun 2020.
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